Securities Held-to-Maturity	12 Months Ended
Dec. 31, 2017
Securities Held-to-Maturity
Securities Held-to-Maturity

Note 8—Securities Held-to-Maturity

        Freddie Mac may choose to hold, sell or securitize loans we sell to them under the Freddie Mac SBL program. As part of the securitizations under the SBL program, we are required to purchase the bottom tranche bond, generally referred to as the "B Piece," that represents the bottom 10%, or highest risk of the securitization. During 2017, we retained 49%, or $41.0 million initial face value of three B Piece bonds, at a discount, for $27.2 million and sold the remaining 51% to the third party at par. Prior to 2017, a third party investor agreed to purchase the entire B Piece of each SBL program securitization at par. These held-to-maturity securities are carried at cost, net of unamortized discounts and are collateralized by a pool of multifamily mortgage loans, bear interest at an initial weighted average variable rate of 3.65% and have an estimated weighted average maturity of 5.9 years. The weighted average effective interest rate was 12.97% at December 31, 2017, including the accretion of discount. Approximately $5.4 million is estimated to mature within one year, $17.9 million is estimated to mature after one year through five years, $10.8 million is estimated to mature after five years through ten years and $6.5 million is estimated to mature after ten years.

        The following is a summary of the held-to-maturity securities we held at December 31, 2017 (in thousands):

	Face Value	Carrying Value	Unrealized Gain	Estimated Fair Value
B Piece bonds	$40,566	$27,837	$602	$28,439